Exhibit 32.1
BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES
Form 10-Q for Quarterly Period Ended October 1, 2017
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Briggs & Stratton Corporation (the “Company”) on Form 10-Q for the quarter ended October 1, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Todd J. Teske, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Todd J. Teske
Todd J. Teske
Chief Executive Officer
November 3, 2017

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.